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                      SECOND AMENDMENT TO LINE OF CREDIT,
                         SECURITY AND PLEDGE AGREEMENT

         This Second Amendment to Line of Credit, Security and Pledge Agreement ("Amendment") dated as of April 16, 1997 is entered into by ALLIED CAPITAL SBLC CORPORATION (the "Borrower") and RIGGS BANK N.A. (the "Lender").

         WHEREAS, the Borrower and the Lender entered into that certain Line of Credit, Security and Pledge Agreement dated January 1, 1997, as amended by that certain First Amendment to Line of Credit, Security and Pledge Agreement dated as of March 19, 1997 (collectively, the "Agreement"); and

         WHEREAS, the Borrower has requested that Lender further amend the Agreement and Lender is willing to do so under the terms herein contained;

         WHEREAS, capitalized terms not otherwise defined herein shall be used herein as defined in the Agreement.

         NOW THEREFORE, the Lender and the Borrower agree as follows:

         1. The Agreement is hereby amended by deleting Section 2.01 (c) in its entirety and substituting the following in its place:

                 (c) The proceeds of each Loan shall be used for the making of Eligible S.B.A. Guaranteed Loans, and for no other purpose.

         2. The Agreement is hereby amended by deleting Section 2.06 in its entirety and substituting the following in its place:

                 SECTION 2.06. USE OF PROCEEDS. The proceeds of the Loans hereunder shall be used by the Borrower for the making of Eligible S.B.A. Guaranteed Loans. The Borrower will not, directly or indirectly, use any part of such proceeds for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to any Person for the purpose of purchasing or carrying any such margin stock, or for any purpose which violates, or is inconsistent with, Regulation X of such Board of Governors.

         3. The Agreement is hereby amended by deleting Section 7.08 in its entirety and substituting the following in its place:

                 SECTION 7.08. TRANSACTIONS WITH AFFILIATES. The Borrower will not (a) enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's business and upon fair and reasonable





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                 terms no less favorable to the Borrower than would be
                 applicable in a comparable arm's-length transaction with a Person not an Affiliate (provided that the investment advisory agreement between Borrower and Allied Capital Advisers, Inc. shall not be deemed to violate this provision), or (b) after and during the continuance of a Default hereunder, repay any Indebtedness owed, or declare or pay any dividend or make any capital distribution, to Allied.

         4. Borrower hereby reaffirms the Agreement as amended hereby and agrees that in all respects except as explicitly modified by the terms of this Amendment that the Agreement shall remain in full force and effect.

         5. In consideration of the Amendment contained herein, Borrower represents, warrants and agrees that (i) there are no claims, defenses or set-offs with respect to the Agreement, any Loan or any Note, or with respect to the indebtedness evidenced or secured thereby or with respect to the collection or enforcement of any of them or with respect to the collateral, (and to the extent any claim, set-off or defense exists they are each hereby waived and relinquished in their entirety), (ii) no Event of Default, as defined in the Agreement, the Note or any other Loan Document, and no event which with the lapse of time or the giving of notice or both would constitute such an Event of Default, has occurred; (iii) Lender has made no representations or commitments, oral or written, or undertaken any obligations other than as expressly set forth in the Agreement, the Loan Documents and this Amendment, (iv) except as otherwise previously disclosed in writing to the Lender, each of the representations and warranties contained in the Agreement are true and correct as of the date hereof and shall be deemed to be restated and remade as of the date of this Amendment as if set out herein in their entirety; and (v) the making, delivery and performance by the Borrower of this Amendment and all instruments, documents and notes executed contemporaneously herewith, have been duly authorized by all necessary corporate action, and constitute the valid and binding obligations of the Borrower enforceable in accordance with their terms.

         6. All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Agreement. Each and every of the terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, personal representatives and assigns.

         BORROWER EXPRESSLY REPRESENTS AND WARRANTS TO HOLDER THAT IT (A) HAS READ EACH AND EVERY PROVISION OF THIS INSTRUMENT; (B) HAS BEEN GIVEN THE OPPORTUNITY TO HAVE THIS INSTRUMENT REVIEWED BY COMPETENT LEGAL COUNSEL OF ITS OWN CHOOSING; AND (C) UNDERSTANDS, AGREES TO AND ACCEPTS THE PROVISIONS HEREOF.





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         IN WITNESS WHEREOF, the Borrower and the Lender have executed this
Amendment as of the date first above written.



                               ALLIED CAPITAL SBLC CORPORATION

                               By: /s/ Katherine C. Marien
                                  --------------------------------
                               Name:  Katherine C. Marien
                               Title: President


                               RIGGS BANK N.A.

                               By:  /s/ David H. Olson
                                  --------------------------------------
                               Name:  David H. Olson
                               Title: Vice President





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